Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

AND

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

dated as of February 15, 2012,

relating to the

CREDIT AGREEMENT

dated as of February 14, 2011,

among

TRANSDIGM INC.,

TRANSDIGM GROUP INCORPORATED,

The subsidiaries of TransDigm Inc. from time to time party thereto,

THE LENDERS PARTY THERETO

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC

UBS SECURITIES LLC

and

RBC CAPITAL MARKETS

as Joint Lead Arrangers and Joint Bookrunners

and

UBS SECURITIES LLC

as Syndication Agent

AMENDMENT NO 1. AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT dated as of February 15, 2012 (this “Agreement”), relating to the CREDIT AGREEMENT dated as of February 14, 2011 (the “Credit Agreement”) among TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), TRANSDIGM INC., a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower from time to time party thereto, the Lenders party thereto, and CREDIT SUISSE AG, as administrative agent and collateral agent (in such capacities, the “Agent”).

A. Pursuant to the Merger Agreement (as defined below), AGH Acquisition, Inc., a wholly owned subsidiary of the Borrower, intends to merge (the “Merger”) with and into AmSafe Global Holdings, Inc. (the “Company”), with the Company surviving the Merger.

B. The Borrower has requested that (a) the Persons set forth on Schedule 1(a) hereto (the “Tranche B-2 Term Lenders”) make Incremental Term Loans in the form of Other Term Loans in an aggregate principal amount of $500,000,000 (the “Tranche B-2 Term Loans”) to the Borrower on the Tranche B-2 Effective Date (as defined below) and (b) certain provisions of the Credit Agreement be amended as set forth herein.

C. The Tranche B-2 Term Lenders are willing to make the Tranche B-2 Term Loans to the Borrower on the Tranche B-2 Effective Date on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, and the undersigned Lenders are willing to so amend the Credit Agreement, on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the following terms have the meanings specified below:

“Company Material Adverse Effect” means any effect, change, event, occurrence, development or circumstance (any such item, an “Effect”) that, individually or in the aggregate, is or would reasonably be expected to have a material adverse effect on or change in the financial condition, liabilities, business or results of operations of the Company and the Subsidiaries (as defined in the Merger Agreement), taken as a whole; provided, however, that no Effect caused by or resulting from any of the following, either alone or in combination, shall constitute or be taken into account in determining whether there has been or will be a “Company Material Adverse Effect”: (a) any Effect affecting the economy of the United States generally, including changes in the credit, debt, capital or financial markets (including changes in interest or exchange rates) or the economy of any region or country in which the Company or any Subsidiaries conducts business; (b) any Effect affecting the industries in which the Company and the Subsidiaries operate; (c) any Effect arising in connection with global, national or regional political conditions, including hostilities, military actions, political instability, acts of terrorism or war or any escalation or material worsening of any such hostilities, military actions, political instability, acts of terrorism or war existing or underway as of the date of the Merger Agreement; (d) any failure, in and of itself, by the Company or any Subsidiary to meet any internal or published projections, forecasts or revenue or earnings predictions for any period ending on or after the date of the Merger Agreement (it being understood that the facts or occurrences giving rise to such failure may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Company Material Adverse Effect); (e) compliance with, or any action required to be taken by the Company or any Subsidiary under the terms of the Merger Agreement; (f) any Effect that results from any action taken at the express prior request of Buyer (as defined in the Merger Agreement) or with Buyer’s prior consent, in each case with the approval of the Tranche B-2 Arrangers (not to be unreasonably withheld or delayed); (g) the announcement of the execution of the Merger Agreement, or the pendency of the Transactions (as defined in the Merger Agreement), including the effects of the Transactions (as defined in the Merger Agreement) on relationships with suppliers, Governmental Bodies (as defined in the Merger Agreement), employees, or other third-party relationships; (h) any change in Law (as defined in the Merger Agreement) or GAAP (as defined in the Merger Agreement) or interpretation thereof; (i) any breach by Buyer or Merger Sub of their obligations under the Merger Agreement; or (j) any change in budget or appropriations policies or amounts of any Governmental Body, unless, in the cases of clauses (a), (b), (c), (h) or (j) above, such changes would reasonably be expected to have a materially disproportionate impact on the financial condition, liabilities, business or results of operations of the Company and the Subsidiaries, taken as a whole, relative to other affected participants in the industries in which the Company and the Subsidiaries operate (in which case, only the incremental disproportionate impact shall be taken into account in determining whether there has been a Company Material Adverse Effect).

“Existing Company Indebtedness” means all Indebtedness of the Company and its subsidiaries other than (a) the Indebtedness set forth on Schedule 1(b) and (b) other Indebtedness agreed to by the Tranche B-2 Arrangers that would be permitted to be incurred by the Borrower and the Subsidiaries under the Credit Agreement (as amended hereby) on the Tranche B-2 Effective Date.

“Merger Agreement” means the Agreement and Plan of Merger dated as of January 20, 2012, among Holdings, the Borrower, AGH Acquisition, Inc., the Company, BSR LLC and Greenbriar Equity Fund II, L.P.

“Specified Representations” means the following: (a) the representations and warranties made by the Seller Group (as defined in the Merger Agreement) (or any of them) or the Company in the Merger Agreement as are material to the interests of the Tranche B-2 Lenders, but only to the extent that Holdings or the

Borrower has the right to terminate its obligations under the Merger Agreement or decline to consummate the Merger as a result of a breach of such representations in the Merger Agreement, (b) the representations and warranties set forth in Sections 3.01, 3.02 (but only to the extent applicable to the execution, delivery and performance by each Loan Party of, and to the authorization, validity and enforceability of, the Credit Agreement, this Agreement and the other Loan Documents executed on the Tranche B-2 Effective Date), 3.03, 3.07(a), 3.08, 3.12, 3.13, 3.16, 3.18, 3.19 and 3.20 of the Credit Agreement (as amended hereby) and (c) the representations and warranties set forth in Section 3.03 and 4.02 of the Guarantee and Collateral Agreement.

“Tranche B-2 Arrangers” means Credit Suisse Securities (USA) LLC, UBS Securities LLC and RBC Capital Markets1.

“Tranche B-2 Effective Date” means the date on which the conditions specified in Section 6 are satisfied (or waived in accordance with Section 9.02 of the Credit Agreement).

“Tranche B-2 Term Loan Commitment” means, with respect to each Tranche B-2 Term Lender, the commitment of such Tranche B-2 Term Lender to make Tranche B-2 Term Loans to the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth under the heading “Tranche B-2 Term Loan Commitment” opposite such Tranche B-2 Term Lender’s name on Schedule 1(a). The aggregate principal amount of the Tranche B-2 Term Loan Commitments of all Tranche B-2 Term Lenders as of the Tranche B-2 Effective Date is $500,000,000.

“Tranche B-2 Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of this Agreement, the Borrowing of the Tranche B-2 Term Loans hereunder, and the use of the proceeds thereof in accordance with the terms hereof, (b) the Merger and the other transactions contemplated by the Merger Agreement, including the repayment in full of all Existing Company Indebtedness, the termination of all commitments thereunder and the release and discharge of all guarantees thereof and Liens and security therefor and (c) the payment of fees and expenses incurred in connection with the foregoing (the “Transaction Costs”).

SECTION 2. Incremental Term Loan Commitments. (a) Each Tranche B-2 Term Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, to make Tranche B-2 Term Loans to the Borrower in an aggregate principal amount not to exceed its Tranche B-2 Term Loan Commitment. Amounts borrowed under this Section 2(a) and repaid or prepaid may not be reborrowed.

[1]	RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

(b) The Incremental Term Loan Maturity Date for the Tranche B-2 Term Loans shall be the Term Loan Maturity Date and, for purposes of Section 2.08(b) of the Credit Agreement, the Tranche B-2 Term Loans shall amortize as provided in Schedule 2. Unless the context shall otherwise require, the Tranche B-2 Term Loans shall constitute “Incremental Term Loans” and “Other Term Loans”, and the Tranche B-2 Term Lenders shall constitute “Incremental Term Lenders” and “Lenders”, in each case for all purposes of the Credit Agreement and the other Loan Documents. For convenience of reference, the Term Loans made on the Closing Date and outstanding immediately prior to the Tranche B-2 Effective Date shall, on the Tranche B-2 Effective Date, be redesignated as “Tranche B-1 Term Loans”, as more fully set forth in Section 6 below.

(c) The proceeds of the Tranche B-2 Term Loans shall be used solely to finance the Merger (including the repayment in full of the Existing Company Indebtedness) in accordance with the terms of the Merger Agreement and to pay the Transaction Costs.

(d) Unless previously terminated, the Tranche B-2 Term Loan Commitments shall terminate upon the earliest to occur of (i) the making of the Tranche B-2 Term Loans on the Tranche B-2 Effective Date, (ii) 5:00 p.m., New York City time, on April 20, 2012, and (iii) the termination of the Merger Agreement or the public announcement by Holdings or the Borrower of its intention not to proceed with the Merger.

SECTION 3. Amendments to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order therein:

“Specified Incremental Revolving Credit Commitments” means the Incremental Revolving Credit Commitments (under and as defined in the Existing Credit Agreement) in an aggregate amount equal to $65,000,000 established pursuant to the Incremental Revolving Credit Assumption Agreement dated as of February 15, 2012, relating to the Existing Credit Agreement.

“Tranche B-1 Term Loans” means the Term Loans made by the Lenders to the Borrower on the Closing Date pursuant to clause (a) of Section 2.01.

“Tranche B-2 Arrangers” has the meaning assigned to such term in the Tranche B-2 Term Loan Assumption Agreement.

“Tranche B-2 Effective Date” has the meaning assigned to such term in the Tranche B-2 Term Loan Assumption Agreement.

“Tranche B-2 Term Loan Assumption Agreement” means Amendment No. 1 and Incremental Term Loan Assumption Agreement dated as of February 15, 2012, relating to this Agreement.

“Tranche B-2 Term Loan Commitments” means the Incremental Term Loan Commitments in an aggregate amount of $500,000,000 established pursuant to the Tranche B-2 Term Loan Assumption Agreement.

“Tranche B-2 Term Loans” means the Incremental Term Loans made by the Lenders to the Borrower pursuant to the Tranche B-2 Term Loan Assumption Agreement.

(b) The definition of “Incremental Term Loan Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Incremental Term Loan Amount” means, at any time, the excess, if any, of (a) $500,000,000 over (b) the sum of (i) the aggregate amount of all Incremental Term Loan Commitments (other than the Tranche B-2 Term Loan Commitments) established prior to such time pursuant to Section 2.20 and (ii) the aggregate amount of all Incremental Revolving Credit Commitments (under and as defined in the Existing Credit Agreement) (other than the Specified Incremental Revolving Credit Commitments) and Incremental Term Loan Commitments (under and as defined in the Existing Credit Agreement) established prior to such time pursuant to Section 2.24 of the Existing Credit Agreement.

(c) Section 1.01 of the Credit Agreement is hereby further amended by amending the definitions of the terms “Incremental Term Loans” and “Lender Presentation” by inserting the words “Tranche B-1” immediately before the words “Term Loans” in each instance in which they appear therein.

(d) The definition of the term “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the words “Tranche B-1 Term Loans, Tranche B-2” immediately before the words “Term Loans or Other Term Loans” therein and (ii) inserting the words “Commitment to make Tranche B-1 Term Loans, a Tranche B-2” immediately before the words “Term Loan Commitment” therein.

(e) The definition of the term “Commitment” in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the words “Tranche B-1” immediately before the words “Term Loans” in clause (a) thereof and (ii) replacing the words “and (b)” therein with the words “, (b) a Tranche B-2 Term Loan Commitment and (c)”.

(f) The definition of the term “Other Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Other Term Loans” means (a) with respect to the Tranche B-1 Term Loans, Incremental Term Loans that have terms different from the Tranche B-1 Term Loans, and (b) with respect to the Tranche B-2 Term Loans, Incremental Term Loans that have terms different from the Tranche B-2 Term Loans.

(g) The term “Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “the term loans made by the Lenders to the Borrower pursuant to clause (a) of Section 2.01” with the words “, collectively, the Tranche B-1 Term Loans and the Tranche B-2 Term Loans”.

(h) The term “Transactions” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “(including the Borrowing of the Tranche B-2 Term Loans and the use of the proceeds thereof in accordance with the terms of the Tranche B-2 Incremental Assumption Agreement)” immediately before the comma at the end of clause (a) thereof.

(i) Section 1.02 of the Credit Agreement is hereby amended by inserting the words “Tranche B-1” immediately before the word “Term” in each instance in which it appears therein.

(j) Section 2.01(a) of the Credit Agreement is hereby amended by inserting the words “Tranche B-1” immediately before the words (i) “Term Loan” and (ii) “Term Loans” therein.

(k) Section 2.08(a) of the Credit Agreement is hereby amended by replacing the words “amount of the Term Loans” in each instance in which they appear with the words “amount of the Tranche B-1 Term Loans”.

(l) Section 2.09(d) of the Credit Agreement is hereby amended by (i) replacing the words “Closing Date” therein with the words “Tranche B-2 Effective Date” and (ii) inserting the words “Tranche B-2” immediately before the words “Term Loans” in each instance in which they appear therein.

(m) Section 2.20(a) of the Credit Agreement is hereby amended by deleting the words “term loans with terms different from the Term Loans (“Other Term Loans”)” and substituting therefor the words “Other Term Loans”.

(n) Section 2.20(d) of the Credit Agreement is hereby amended by (i) inserting the words “of the applicable Class” immediately before the words “on a pro rata basis” therein and (ii) inserting the word “applicable” immediately before the words “scheduled amortization percentages” therein.

(o) Section 3.13 of the Credit Agreement is hereby amended by (i) replacing the words “on the Closing Date” therein with the words “on each of the Closing Date and the Tranche B-2 Effective Date” and (ii) inserting the words “and the Tranche B-2 Effective Date, as applicable” immediately before the period at the end thereof.

(p) Section 9.03(a) of the Credit Agreement is hereby amended by inserting the words “the Tranche B-2 Arrangers,” immediately before the words “and their respective Affiliates” in clause (i) thereof.

(q) Section 9.03(b) of the Credit Agreement is hereby amended by inserting the words “, the Tranche B-2 Arrangers” immediately after the words “the Lead Arranger” therein.

SECTION 4. Other Agreements. The undersigned Lenders hereby agree that, notwithstanding anything to the contrary set forth in Section 2.20(c) or Article IV of the Credit Agreement, the only conditions to the making of the Tranche B-2 Term Loans shall be the conditions set forth in Section 6 below.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party hereby represents and warrants to the Agent and each of the other parties hereto that:

(a) The Tranche B-2 Transactions are within each applicable Loan Party’s organizational powers and have been duly authorized by all necessary organizational and, if required, stockholder action of such Loan Party. This Agreement has been duly executed and delivered by each applicable Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity.

(b) At the time of and immediately after giving effect to the Tranche B-2 Transactions, (i) the representations and warranties set forth in Article III of the Credit Agreement (as amended hereby) and in each other Loan Document are true and correct in all material respects; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that are already modified or qualified by materiality in the text thereof and (ii) no Event of Default or Default has occurred and is continuing.

SECTION 6. Conditions to Effectiveness. The effectiveness of this Agreement and the obligations of the Tranche B-2 Term Lenders to make Tranche B-2 Term Loans are subject to the satisfaction or waiver of the following conditions precedent:

(a) Agreement and Loan Documents. The Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) duly executed copies of a Joinder and a supplement to the Guarantee and Collateral Agreement from each applicable Loan Party and such other certificates, documents, instruments and agreements as the Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Tranche B-2 Term Lender pursuant to Section 2.07 of the Credit Agreement.

(b) USA PATRIOT Act. The Agent shall have received, at least five Business Days prior to the Tranche B-2 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act that is requested by either Tranche B-2 Arranger, the Agent or any Tranche B-2 Lender at least 10 days prior to the Tranche B-2 Effective Date.

(c) Legal Opinion; Certificates. The Agent shall have received legal opinions, board resolutions and other closing certificates consistent with those delivered on the Closing Date.

(d) Fees. The Tranche B-2 Lenders, the Tranche B-2 Arrangers and the Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable documented fees and expenses of legal counsel), on or before the Tranche B-2 Effective Date.

(e) Existing Indebtedness. The Agent shall have received evidence (including pay-off letters) reasonably satisfactory to it in respect of the repayment in full of all Existing Company Indebtedness, the termination of all commitments thereunder and the release and discharge of all guarantees thereof, security in support thereof and Liens upon any of the property of the Company or any of its subsidiaries therefor.

(f) Solvency. The Agent shall have received a solvency certificate substantially in the form of Exhibit A hereto, executed by the chief financial officer of Holdings, in substance satisfactory to the Tranche B-2 Arrangers, certifying that Holdings and its Subsidiaries, on a consolidated basis after giving effect to the Tranche B-2 Transactions and the other transactions contemplated hereunder to occur on the Tranche B-2 Effective Date, are solvent (within the meaning of Section 3.13 of the Credit Agreement).

(g) Perfection Certificate; Lien Searches. The Agent shall have received (i) a completed Perfection Certificate dated the Tranche B-2 Effective Date relating to the Company and its Subsidiaries and signed by a Responsible Officer of the Company, together with all attachments contemplated thereby and (ii) the results of recent lien searches in each of the jurisdictions contemplated by the Perfection Certificate and such search results shall reveal no material liens on any of the assets of the Loan Parties, except for Permitted Liens or Liens discharged on or prior to the Tranche B-2 Effective Date pursuant to a pay-off letter or other documentation reasonably satisfactory to the Agent.

(h) Perfection of Security Interests. All documents, agreements and instruments, and all such further actions, required by Section 5.11 of the Credit Agreement or by the Collateral Documents or under law or reasonably requested by the Agent to perfect the Agent’s first-priority security interest in the Collateral shall have been executed, delivered, taken and, if applicable, be in proper form for filing. The Agent, for the ratable benefit of the Secured Parties, shall have a security interest in the Collateral of the type and priority described in the Collateral Documents, and none of the Collateral shall be subject to any other pledges, security interests or mortgages, except for Permitted Liens; provided that notwithstanding the foregoing, if, after the use by the Loan Parties of commercially reasonable efforts to cause the condition set forth in this Section 6(h) to be satisfied on or prior to the Tranche B-2 Effective Date, the requirements (other than (x) the execution and delivery by each applicable Loan Party of a Joinder, a supplement to the Guarantee and Collateral Agreement and a “short-form” intellectual property security agreement suitable for filing with the United States Copyright Office or the United States Patent and Trademark Office, (y) the receipt by the Agent of (A) the certificates representing the shares of Capital Stock of the Borrower and each domestic Subsidiary pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (B) each promissory note (if any) of Holdings, the Borrower and each domestic Subsidiary pledged to the Agent pursuant to the Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof, in each case to the extent not previously delivered in the appropriate form to the Agent in connection with the Existing Credit Agreement or the Credit Agreement and (z) the filing of Uniform Commercial Code financing statements in each jurisdiction contemplated by the Perfection Certificate to the extent not previously properly filed in connection with the Credit Agreement) are not satisfied as of the Tranche B-2 Effective Date, the satisfaction of such requirements shall not be a condition to the availability of the Tranche B-2 Term Loans on the Tranche B-2 Effective Date (but shall be required to be satisfied as promptly as practicable after the Tranche B-2 Effective Date and in any event within the period specified therefor on Schedule 7 or such later date as Agent may agree to in its reasonable discretion).

(i) No Company Material Adverse Effect. Except as contemplated by the Merger Agreement, there shall not have occurred any effect, event, change, occurrence, development or circumstance since December 31, 2011, that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(j) Specified Representations. The Specified Representations shall be true and correct on and as of the Tranche B-2 Effective Date in all material respects; provided that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

(k) No Default. At the time of and immediately after giving effect to the Tranche B-2 Transactions, no Event of Default or Default shall have occurred and be continuing (other than any Default or Event of Default arising solely as a result of the breach of any representation or warranty that is not a Specified Representation).

(l) Merger. The Merger and the other Tranche B-2 Transactions shall have been, or substantially simultaneously with the initial funding of the Tranche B-2 Loans on the Tranche B-2 Effective Date shall be, consummated in accordance with, and on the terms described in the Merger Agreement, without giving effect to any material amendment, waiver or modification thereof, or material consent thereunder, that would be adverse in any material respect to the Tranche B-2 Lenders or either Tranche B-2 Arranger, unless approved in writing by the Tranche B-2 Arrangers, which approval may not be unreasonably withheld or delayed.

(m) Other Indebtedness. After giving effect to the Tranche B-2 Transactions and the other transactions contemplated hereby, Holdings, the Borrower and the Subsidiaries shall not have any outstanding Indebtedness or preferred stock other than (i) the Indebtedness under the Credit Agreement, (ii) Indebtedness under the Existing Credit Agreement, (iii) the Existing Notes and (iv) Indebtedness set forth on Schedule 1(b).

(n) Insurance. The Agent shall have received evidence of insurance coverage in form, scope and substance reasonably satisfactory to the Agent and otherwise in compliance with the terms of the Guarantee and Collateral Agreement.

(o) Borrowing Request. The Agent shall have received a notice of borrowing in accordance with Section 2.03 of the Credit Agreement.

(p) Consolidated Secured Debt Ratio. At the time of and after giving event to the Tranche B-2 Transactions, the Consolidated Secured Debt Ratio shall be no greater than 4.00 to 1.00.

(q) Officer’s Certificate. The Agent shall have received a certificate dated as of the Effective Date and executed by a Financial Officer of the Borrower with respect to the conditions set forth in clauses (j), (k) and (p) above (including, in the case of clause (p), reasonably detailed calculations thereof).

The Agent shall notify the Borrower and the Lenders of the Tranche B-2 Effective Date, and such notice shall be conclusive and binding.

SECTION 7. Certain Post-Effectiveness Collateral Obligations. As promptly as practicable, and in any event within the time periods after the Tranche B-2 Effective Date specified on Schedule 7 or such later date as the Agent agrees to in its reasonable discretion, the Borrower and each other Loan Party will deliver the documents and take the actions specified on Schedule 7 that would have been required to be delivered or taken on or prior to the Tranche B-2 Effective Date but for the proviso to Section 6(h), to the extent the Borrower and each other Loan Party has been unable to deliver such items or take such actions on or prior to the Tranche B-2 Effective Date after having used commercially reasonable efforts to do so.

SECTION 8. Consent and Reaffirmation. The Borrower and each other Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby (a) agrees that, notwithstanding the effectiveness of this Agreement, the Guarantee and Collateral Agreement and each of the other Collateral Documents continue to be in full force and effect, (b) affirms and confirms its guarantee (in the case of a Guarantor) of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Loan Documents, and (c) acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, including the Tranche B-2 Term Loans.

SECTION 9. Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Tranche B-2 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” and, to the extent it relates to the making of Tranche B-2 Loans, an “Incremental Term Loan Assumption Agreement”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TRANSDIGM INC.

by
/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANSDIGM GROUP INCORPORATED

by
/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Executive Vice President, Chief Financial Officer and Secretary

MARATHONNORCO AEROSPACE, INC.

ADAMS RITE AEROSPACE, INC.

CHAMPION AEROSPACE LLC

AVIONIC INSTRUMENTS LLC

SKURKA AEROSPACE INC.

AEROCONTROLEX GROUP, INC.

AVIATION TECHNOLOGIES, INC.

TRANSICOIL LLC

MALAYSIAN AEROSPACE SERVICES, INC.

BRUCE AEROSPACE INC.

CEF INDUSTRIES, LLC

ACME AEROSPACE, INC.

SEMCO INSTRUMENTS, INC.

DUKES AEROSPACE, INC.

AIRCRAFT PARTS CORPORATION

CDA INTERCORP LLC

AVTECH CORPORATION

BRUCE INDUSTRIES, INC.

MCKECHNIE AEROSPACE HOLDINGS, INC.

MCKECHNIE AEROSPACE DE, INC.

MCKECHNIE AEROSPACE US LLC

MCKECHNIE AEROSPACE INVESTMENTS, INC.

HARTWELL CORPORATION

WESTERN SKY INDUSTRIES, LLC

TEXAS ROTRONICS, INC.

HARCO LABORATORIES,

INCORPORATED SCHNELLER HOLDINGS LLC SCHNELLER INTERNATIONAL SALES CORP. SCHNELLER LLC

by
/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Secretary and Treasurer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent and Lender,

by
/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

by
/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Seaside National Bank & Trust

By
/s/ Thomas N. Grant
		Name:	Thomas N. Grant
		Title:	CCO & SVP

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Airlie CLO-2006-II Ltd.

By
/s/ Seth Cameron
		Name:	Seth Cameron
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	American Capital Asset Management
as portfolio manager of ACAS CLO 2007-1, Ltd.

By
/s/ Juan Miguel Estela
		Name:	Juan Miguel Estela
		Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:

Apidos CDO I
Apidos CDO II
Apidos CDO III
Apidos CDO IV
Apidos Quattro CDO
Apidos CDO V
Apidos Cinco CDO
Apidos CLO VIII
ACA CLO 2005-1, LTD.
ACA CLO 2006-1, LTD.
ACA CLO 2006-2, LTD.
ACA CLO 2007-1, LTD

By their investment Adviser Apidos Capital Management, LLC

Whitney CLO I, LTD
Sierro CLO II, LTD
Shasta CLO I, LTD
San Gabriel CLO I, LTD

By Apidos Capital Management, LLC on behalf of Resource Capital Asset Management (RCAM)

By
/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LeverageSource V S.A.R.L

By
/s/ Joe Moroney
		Name:	Joe Moroney
		Title:	Class A Manager

For any Lender requiring a second signature line:

By
/s/ Laurent Ricci
		Name:	Laurent Ricci
		Title:	Class B Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Gulf Stream – Compass CLO 2007, Ltd.
By: Gulf Stream Asset Management LLC As Collateral Manager

By
/s/ Joe Moroney
		Name:	Joe Moroney
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Apollo/JH Loan Portfolio, L.P.
By: Apollo Credit Management II, L.P., its investment partner
By: Apollo Credit Management II GP, LLC, its general partner

By
/s/ Joe Moroney
		Name:	Joe Moroney
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Neptune Finance CCS, Ltd.
By: Gulf Stream Asset Management LLC, As Collateral Manager

By
/s/ Joe Moroney
		Name:	Joe Moroney
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Gulf Stream – Sextant CLO 2007-1, Ltd.
By: Gulf Stream Asset Management LLC, as Collateral Manager

By
/s/ Joe Moroney
		Name:	Joe Moroney
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Gulf Stream – Sextant CLO 2006-1, Ltd.
By: Gulf Stream Asset Management LLC, as Collateral Manager

By
/s/ Joe Moroney
		Name:	Joe Moroney
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Gulf Stream – Compass CLO 2005-II, Ltd.
By: Gulf Stream Asset Management LLC, as Collateral Manager

By
/s/ Joe Moroney
		Name:	Joe Moroney
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	ALM Loan Funding 2010-3, Ltd.
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By
/s/ Joe Moroney
		Name:	Joe Moroney
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	ALM Loan Funding 2010-1, Ltd.
By: Apollo Credit Management, LLC, its Collateral Manager

By
/s/ Joe Moroney
			Name:	Joe Moroney
			Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	ALM VI, Ltd.
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By
/s/ Joe Moroney
			Name:	Joe Moroney
			Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	ALM IV, Ltd.
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By
/s/ Joe Moroney
			Name:	Joe Moroney
			Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution: ARES IIIR/IVR CLO LTD.

ARES IIIR/IVR CLO LTD.

BY: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER

BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: ARES VR CLO LTD.

ARES VR CLO LTD.

BY: ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VR, LLC, ITS GENERAL PARTNER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: ARES VIR CLO LTD.

ARES VIR CLO LTD.

BY: ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: ARES XI CLO LTD.

ARES XI CLO LTD.

BY: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: ARES NF CLO XIII LTD.

ARES NF CLO XIII LTD.

BY: ARES NF CLO XIII MANAGEMENT, L.P., ITS COLLATERAL MANAGER

BY: ARES NF CLO XIII MANAGEMENT LLC, ITS GENERAL PARTNER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: ARES XVI CLO LTD.

ARES XVI CLO LTD.

BY: ARES CLO MANAGEMENT XVI, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XVI, LLC, ITS GENERAL PARTNER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: ARES XXI CLO LTD.

ARES XXI CLO LTD.

BY: ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: ARES XXII CLO LTD.

ARES XXII CLO LTD.

BY: ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: ARES SENIOR LOAN TRUST

ARES SENIOR LOAN TRUST

BY: ARES SENIOR LOAN TRUST MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY: ARES SENIOR LOAN TRUST MANAGEMENT, LLC, ITS GENERAL PARTNER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.

ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.

BY: ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT MANAGEMENT II, LLC, ITS MANAGER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: FUTURE FUND BOARD OF GUARDIANS

FUTURE FUND BOARD OF GUARDIANS

BY: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

BY: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: WELLPOINT, INC.

WELLPOINT, INC.

BY: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: GLOBAL LOAN OPPORTUNITY FUND B.V.

GLOBAL LOAN OPPORTUNITY FUND B.V.

BY: ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: ARES INSTITUTIONAL LOAN FUND B.V.

ARES INSTITUTIONAL LOAN FUND B.V.

BY: ARES MANAGEMENT LIMITED, AS MANAGER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES FUND

SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES FUND

BY: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

Name of Institution: SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

BY: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By
/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	AVENUE CLO II, LTD.
AVENUE CLO III, LTD.

By
/s/ Sriram Balakrishnan
		Name:	Sriram Balakrishnan
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON MID-MARKET CLO LTD. 2007-II
BABSON CLO LTD. 2008-II
BABSON CLO LTD. 2011-I
BABSON LOAN OPPORTUNITY CLO, LTD.
CLEAR LAKE CLO, LTD.
SAPPHIRE VALLEY CDO I, LTD.
ST. JAMES RIVER CLO, LTD.
SUMMIT LAKE CLO, LTD.

By: Babson Capital Management LLC, as Collateral Manager

By
/s/ Michael J. Fey
	Name:	Michael J. Fey
	Title:	Director

Name of Institution:	AMBITION TRUST 2009
By: Babson Capital Management LLC, as Investment Manager

By
/s/ Michael J. Fey
		Name:	Michael J. Fey
		Title:	Director

Name of Institution:	DIAMOND LAKE CLO, LTD.
By: Babson Capital Management LLC, as Collateral Servicer

By
/s/ Michael J. Fey
		Name:	Michael J. Fey
		Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:
Ariel Reinsurance Company Ltd.
BlackRock Senior High Income Fund, Inc.
Allied World Assurance Company, Ltd.
JPMBI re Blackrock BankLoan Fund
BlackRock Floating Rate Income Trust
BlackRock Defined Opportunity Credit Trust
BlackRock Limited Duration Income Trust
BMI-CLO-I
BlackRock Funds II BlackRock Floating Rate Income Portfolio
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Global Investment Series: Income Strategies Portfolio
Alterra Bermuda Limited
Ironshore Inc.
Missouri State Employees’ Retirement System
BlackRock Senior Floating Rate Portfolio

By
/s/ C. Adrian Marshall
Name:	C. Adrian Marshall
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:

BLUEMOUNTAIN CLO 2011-1 LTD

BY: BLUEMOUNTAINCAPITAL MANAGEMENT, LLC, Its Collateral Manager

By
/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:

BLUEMOUNTAIN CLO LTD

BY: BLUEMOUNTAINCAPITAL MANAGEMENT, LLC, Its Collateral Manager

By
/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:

BLUEMOUNTAIN LONG/SHORT CREDIT MASTER FFUND L.P.

BY: BLUEMOUNTAINCAPITAL MANAGEMENT, LLC, Its Collateral Manager

By
/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Green Island CBNA Loan Funding LLC
By: Citibank, N.A.

By
/s/ Lynette Thompson
		Name:	Lynette Thompson
		Title:	Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CANARAS SUMMIT CLO LTD
By: Canaras Capital Management LLC, as Sub-Investment Adviser

By
/s/ Shiloh Bates
		Name:	Shiloh Bates
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CARLYLE GLOBAL MARKET STRATEGIES CLO 2011-1, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CARLYLE HIGH YIELD PARTNERS VIII, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CARLYLE HIGH YIELD PARTNERS IX, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CARLYLE HIGH YIELD PARTNERS X, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CARLYLE ARNAGE CLO, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CARLYLE AZURE CLO, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CARLYLE BRISTOL CLO, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CARLYLE DAYTONA CLO, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CARLYLE MCLAREN CLO, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CARLYLE VANTAGE CLO, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CARLYLE VEYRON CLO, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	MOUNTAIN CAPITAL CLO V, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	MOUNTAIN CAPITAL CLO VI, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	FOOTHILL CLO I, LTD.

By
/s/ Linda Pace
		Name:	Linda Pace
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Cathay Bank

By
/s/ Nancy A. Moore
		Name:	Nancy A. Moore
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CIT Bank

By
/s/ Dan Burnett
		Name:	Dan Burnett
		Title:	Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CIT CLO I LTD.

By
/s/ Roger M. Burns
		Name:	Roger M. Burns
		Title:	CIT Asset Management LLC
Executive VP

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	RiverSource Life Insurance Company

By
/s/ Robin C. Stancil
			Name:	Robin C. Stancil
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Columbia Variable Portfolio – Strategic Income Fund

By
/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Columbia Strategic Income Fund

By
/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Centurion CDO 9 Limited
By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

For any Lender requiring a second signature line:

By
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Centurion CDO 8 Limited
By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

For any Lender requiring a second signature line:

By
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Cent CDO 15 Limited
By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Cent CDO 14 Limited
By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

For any Lender requiring a second signature line:

By
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Cent CDO 12 Limited
By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

For any Lender requiring a second signature line:

By
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Cent CDO XI Limited
By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

For any Lender requiring a second signature line:

By
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Cent CDO 10 Limited
By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

For any Lender requiring a second signature line:

By
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CRÉDIT INDUSTRIEL ET COMMERCIAL

By
/s/ Brian O’Leary
		Name:	Brian O’Leary
		Title:	Managing Director

For any Lender requiring a second signature line:

By
/s/ Anthony Rock
		Name:	Anthony Rock
		Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institutions:

Atrium V
By: Credit Suisse Asset Management, LLC, as Collateral Manager

Atrium VII
By: Credit Suisse Asset Management, LLC, as Collateral Manager

AustralianSuper
By: Credit Suisse Asset Management, LLC, as sub-adviser to Bentham Asset
Management Pty Ltd. In its capacity as agent of and investment manager for
AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

Bentham Wholesale Syndicated Loan Fund
By: Credit Suisse Asset Management, LLC, as Agent (Sub Adviser) for
Challenger Investment Services Limited, the Responsible Entity for Bentham
Wholesale Syndicated Loan Fund

California State Teachers’ Retirement System
By: Credit Suisse Asset Management, LLC, as Investment Manager

Castle Garden Funding
By: Credit Suisse Asset Management, LLC, as Collateral Manager

Qualcomm Global Trading, Inc.
By: Credit Suisse Asset Management, LLC, as Investment Manager

By
/s/ Louis Farano
Name:	Louis Farano
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CREDIT SUISSE LOAN FUNDING LLC

By
/s/ Barry Zamore
		Name:	Barry Zamore
		Title:	Managing Director

For any Lender requiring a second signature line:

By
/s/ Michael Wotanowski
		Name:	Michael Wotanowski
		Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD.

By
/s/ John P. Thacker
		Name:	John P. Thacker
		Title:	Chief Credit Officer

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager for DENALI CAPITAL CLO VI, LTD.

By
/s/ John P. Thacker
		Name:	John P. Thacker
		Title:	Chief Credit Officer

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager for DENALI CAPITAL CLO VII, LTD.

By
/s/ John P. Thacker
		Name:	John P. Thacker
		Title:	Chief Credit Officer

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager for Spring Road CLO 2007-1, LTD.

By
/s/ John P. Thacker
		Name:	John P. Thacker
		Title:	Chief Credit Officer

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Deutsche Bank AG New York Branch
By: DB Services New Jersey, Inc.

By
/s/ Angeline Quintana
		Name:	Angeline Quintana
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By
/s/ Dierdre Cesario
		Name:	Dierdre Cesario
		Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Doral Money, Inc.

By
/s/ Scott A. McKay
		Name:	Scott A. McKay
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Doral CLO I Ltd.

By
/s/ Scott A. McKay
		Name:	Scott A. McKay
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	MET Investors Series Trust – Met/Eaton Vance Floating Rate Portfolio
By: Eaton Vance Management, as Investment Sub-Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Riversource Variable Series Trust – Variable Portfolio – Eaton Vance
Floating-Rate Income Fund
By: Eaton Vance Management, as Investment Sub-Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Innovation Trust 2009
By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Pacific Life Funds – PL Floating Rate Loan Fund
By: Eaton Vance Management, as Investment Sub-Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Pacific Select Fund Floating Rate Loan Portfolio
By: Eaton Vance Management, as Investment Sub-Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Eaton Vance Short Duration Diversified Income Fund
By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Eaton Vance Floating-Rate Income Trust
By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Eaton Vance Senior Floating-Rate Trust
By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Eaton Vance VT Floating-Rate Income Fund
By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Eaton Vance CDO X PLC
By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Eaton Vance CDO IX Ltd.
By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Eaton Vance CDO VII PLC
By: Eaton Vance Management, as Interim Investment Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Eaton Vance Institutional Senior Fund Loan
By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Eaton Vance Senior Income Trust
By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Grayson & Co.
By: Boston Management and Research, as Investment Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Senior Debt Portfolio
By: Boston Management and Research, as Investment Advisor

By
/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund

By
/s/ Jeffrey Christian
		Name:	Jeffrey Christian
		Title:	Deputy Treasurer

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate
Central Investment Portfolio

By
/s/ Jeffrey Christian
		Name:	Jeffrey Christian
		Title:	Deputy Treasurer

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Pyramis Floating Rate High Income Commingled Pool
By: Pyramis Global Advisors Trust Company, as Trustee

By
/s/ Susanne Riche
		Name:	Susanne Riche
		Title:	Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Ballyrock CLO 2006-2 Limited
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By
/s/ Lisa Rymut
		Name:	Lisa Rymut
		Title:	Assistant Treasurer

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Ballyrock CLO 2006-1 Limited
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By
/s/ Lisa Rymut
		Name:	Lisa Rymut
		Title:	Assistant Treasurer

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	GREYROCK CDO LTD.
By: Aladdin Capital Management LLC, as Lender

By
/s/ William Lowry
		Name:	William Lowry
		Title:	Designated Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LANDMARK IX CDO LTD
By: Aladdin Capital Management LLC, as Lender

By
/s/ William Lowry
		Name:	William Lowry
		Title:	Designated Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LANDMARK VIII CLO LTD
By: Aladdin Capital Management LLC, as Lender

By
/s/ William Lowry
		Name:	William Lowry
		Title:	Designated Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LANDMARK V CDO LIMITED
By: Aladdin Capital Management LLC, as Lender

By
/s/ William Lowry
		Name:	William Lowry
		Title:	Designated Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Nantucket CLO 1 Ltd.
By: Fortis Investment Management USA, Inc., as Attorney-in-Fact

By
/s/ Vanessa Ritter
		Name:	Vanessa Ritter
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Torus Insurance Holdings Limited
by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principle by
/s/ Kaidi Huang
		Name:	Kaidi Huang
		Title:	VP

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Northup Grumman Pension Master Trust
by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principle by
/s/ Kaidi Huang
		Name:	Kaidi Huang
		Title:	VP

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating
Rate Fund by Goldman Sachs Asset Management, L.P. as investment advisor and not as principle by
/s/ Kaidi Huang
		Name:	Kaidi Huang
		Title:	VP

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC by
/s/ Sheenagh Carroll
		Name:	Sheenagh Carroll
		Title:	Authorised Signatory

For any Lender requiring a second signature line:

by
/s/ Simon Firbank
		Name:	Simon Firbank
		Title:	Authorised Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	GOLDMAN SACHS ASSET MANAGEMENT CLO. PUBLIC LIMITED COMPANY
By: Goldman Sachs Asset Manager, L.P., as Manager

by
/s/ Kaidi Huang
		Name:	Kaidi Huang
		Title:	VP

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD,
as a Lender
By: GOLUB CAPITAL LLC,
as a Collateral Manager

By:
/s/ Christina D. Jamieson
		Name:	Christina D. Jamieson
		Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND, LTD.
as a Lender

By: GOLUB CAPITAL LLC,
as a Collateral Manager

By:
/s/ Christina D. Jamieson
			Name:	Christina D. Jamieson
			Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	GOLUB CAPITAL FUNDING CLO-8, Ltd
as a Lender
By: GOLUB CAPITAL PARTNERS MANAGEMENT LTD,
as a Collateral Manager

By:
/s/ Christina D. Jamieson
			Name:	Christina D. Jamieson
			Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Golub Capital Partners CLO 10, Ltd.,
as a Lender

By: GC Advisors LLC, its Agent

By:
/s/ Christina D. Jamieson
			Name:	Christina D. Jamieson
			Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:

Halcyon Structured Asset Management CLO I LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006-1 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.

Halcyon Loan Investors CLO I, LTD.

Halcyon Loan Investors CLO II, LTD.

BACCHUS (U.S.) 2006-1 LTD.

by
/s/ David Martino
	Name:	David Martino
	Title:	Controller

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Renaissance Trust 2009
By: Highbridge Principal Strategies LLC
Its Sub-Investment Manager

by
/s/ Jamie Donsky
			Name:	Jamie Donsky
			Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Highbridge Liquid Loan Opportunities Master Fund, L.P.
By: Highbridge Principal Strategies LLC
Its Investment Manager

by
/s/ Jamie Donsky
			Name:	Jamie Donsky
			Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Greenbriar CLO, Ltd
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

by
/s/ Carter Chism
			Name:	Carter Chism
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Children’s Healthcare of Atlanta, Inc.
By: Highland Capital Management L.P.,
As Investment Manager
By: Stand Advisors, Inc., Its General Partner

by
/s/ Carter Chism
			Name:	Carter Chism
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Aberdeen Loan Funding Ltd
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by
/s/ Carter Chism
			Name:	Carter Chism
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Gleneagles CLO, Ltd
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by
/s/ Carter Chism
			Name:	Carter Chism
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Grayson CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

by
/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Liberty CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

by
/s/ Carter Chism
			Name:	Carter Chism
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

ING Prime Rate Trust
By:	ING Investment Management Co. LLC, as its investment manager

ING (L) Flex – Senior Loans
By:	ING Investment Management Co. LLC, as its investment manager

ING Investment Management CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO IV, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO V, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING IM CLO 2011-1, Ltd.
By:	ING Alternative Asset Management LLC, as its portfolio manager

Phoenix CLO I, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

Phoenix CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

Phoenix CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

By:

/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc.,
As Asset Manager

by
/s/ Robert Drobny
			Name:	Robert Drobny
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	BELHURST CLO LTD.
By: INVESCO Senior Secured Management, Inc.,
As Collateral Manager

by
/s/ Robert Drobny
			Name:	Robert Drobny
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc., as Investment Advisor

by
/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	PowerShares Senior Loan Portfolio
By: Invesco Senior Secured Management, Inc., As Collateral Manager

by
/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	HUDSON CANYON FUNDING II, LTD
By: INVESCO Senior Secured Management, Inc., As Collateral Manager & Attorney InFact

by
/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LIMEROCK CLO I
By: INVESCO Senior Secured Management, Inc., As Investment Manager

by
/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	MOSELLE CLO S.A.
By: INVESCO Senior Secured Management, Inc., As Collateral Manager

by
/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Morgan Stanley Investment Management Croton, Ltd.
By: Invesco Senior Secured Management, Inc., As Collateral Manager

by
/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc., As Collateral Manager

by
/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	MSIM Peconic Bay, Ltd.
By: Invesco Senior Secured Management, Inc., As Collateral Manager

by
/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc., As the Asset Manager

by
/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	WASATCH CLO LTD
By: INVESCO Senior Secured Management, Inc., As Portfolio Manager

by
/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Invesco Zodiac Funds – Invesco US Senior Loan Fund
By: Invesco Management S.A As Investment Manager

by
/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	JPMorgan Chase Bank, N.A.

by
/s/ Andrew C. Faherty
		Name:	Andrew C. Faherty
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	COMMINGLED PENSION TRUST FUND (HIGH YIELD) OF JPMORGAN CHASE BANK, N.A.

by
/s/ William J. Morgan
		Name:	William J. Morgan
		Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	JPMORGAN FLOATING RATE INCOME FUND

by
/s/ William J. Morgan
		Name:	William J. Morgan
		Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	JPMORGAN INCOME BUILDER FUND

by
/s/ William J. Morgan
		Name:	William J. Morgan
		Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	JPMORGAN CHASE BANK NA AS TRUSTEE OF THE JPMORGAN CHASE RETIREMENT PLAN

by
/s/ William J. Morgan
		Name:	William J. Morgan
		Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	REMUDA CAPITAL MANAGEMENT, LTD.

by
/s/ William J. Morgan
		Name:	William J. Morgan
		Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	JPMORGAN TAX AWARE HIGH INCOME FUND

by
/s/ William J. Morgan
		Name:	William J. Morgan
		Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	CONSUMER PROGRAM ADMINISTRATORS INC - BL

by
/s/ William J. Morgan
		Name:	William J. Morgan
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

by
/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, As Lender

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

by
/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LOOMIS SAYLES CLO I, LTD.
As Lender

By: Loomis, Sayles & Company, L.P., Its Collateral Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

by
/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	THE LOOMIS SAYLES SENIOR LOAN FUND, LLC, As Lender

By: Loomis, Sayles & Company, L.P., Its Managing Member

By: Loomis, Sayles & Company, Incorporated, Its General Partner

by
/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	NATIXIS LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

by
/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LATITUDE CLO III, LTD

by
/s/ Kirk Wallace
		Name:	Kirk Wallace
		Title:	Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LATITUDE CLO II, LTD

by
/s/ Kirk Wallace
		Name:	Kirk Wallace
		Title:	Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LATITUDE CLO I, LTD

by
/s/ Kirk Wallace
		Name:	Kirk Wallace
		Title:	Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LCM III, Ltd.
By: LCM Asset Management LLC As Collateral Manager

by
/s/ Alexander B. Kenna
			Name:	Alexander B. Kenna
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LCM IV, Ltd.
By: LCM Asset Management LLC As Collateral Manager

by
/s/ Alexander B. Kenna
			Name:	Alexander B. Kenna
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LCM V, Ltd.
By: LCM Asset Management LLC As Collateral Manager

by
/s/ Alexander B. Kenna
			Name:	Alexander B. Kenna
Title

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LCM VI, Ltd.
By: LCM Asset Management LLC As Collateral Manager

by
/s/ Alexander B. Kenna
			Name:	Alexander B. Kenna
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LCM VIII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

by
/s/ Alexander B. Kenna
			Name:	Alexander B. Kenna
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LCM IX Limited Partnership
By: LCM Asset Management LLC As Collateral Manager

by
/s/ Alexander B. Kenna
			Name:	Alexander B. Kenna
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Hewett’s Island CLO IV, Ltd.
By: LCM Asset Management LLC As Collateral Manager

by
/s/ Alexander B. Kenna
			Name:	Alexander B. Kenna
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	MainStay High Yield Corporate Bond Fund, a series of the MainStay Funds

By: MacKay Shields LLC, as Investment Advisor and not individually by
/s/ Matt Philo
		Name:	Matt Philo
		Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	JERSEY STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company

by
/s/ David J. Cobey
		Name:	David J. Cobey
		Title:	As authorized representative and not individually

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	MARLBOROUGH STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company

by
/s/ David J. Cobey
		Name:	David J. Cobey
		Title:	As authorized representative and not individually

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	WIND RIVER CLO II – TATE INVESTORS, LTD.

	By:	McDonnell Investment Management, LLC, as Manager

by
/s/ Kathleen A. Zarn
			Name:	Kathleen A. Zarn
			Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	MetLife Bank, N.A.

by
/s/ Matthew J. McInerny
			Name:	Matthew J. McInerny
			Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	The Metropolitan Life Insurance Company

by
/s/ Matthew J. McInerny
		Name:	Matthew J. McInerny
		Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LightPoint CLO IV, Ltd.

By: Neuberger Berman Fixed Income LLC as collateral manager

by
/s/ Colin Donlan
			Name:	Colin Donlan
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LightPoint CLO V, Ltd.

By: Neuberger Berman Fixed Income LLC as collateral manager

by
/s/ Colin Donlan
			Name:	Colin Donlan
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LightPoint CLO VII, Ltd.

By: Neuberger Berman Fixed Income LLC as collateral manager

by
/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LightPoint CLO VIII, Ltd.

By: Neuberger Berman Fixed Income LLC as collateral manager

by
/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Virtus Senior Floating Rate Fund

by
/s/ Daniel Senecal
		Name:	Daniel Senecal
		Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

New York Life Insurance Company		NYLIM Flatiron CLO 2006-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:		By:
/s/ Mia Lee		/s/ Mia Lee
Name:	Mia Lee	Name:	Mia Lee
Title:	Vice President	Title:	Vice President

New York Life Insurance and Annuity Corporation By: New York Life Investment Management LLC, its Investment Manager		Flatiron CLO 2007-1 Ltd. By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:		By:
/s/ Mia Lee		/s/ Mia Lee
Name:	Mia Lee	Name:	Mia Lee
Title:	Vice President	Title:	Vice President

MainStay Floating Rate Fund,		Silverado CLO 2006-II Limited
a series of MainStay Funds Trust		By: New York Life Investment Management LLC,
By: New York Life Investment Management LLC,		as Portfolio Manager and Attorney-in-Fact
its Investment Manager

By:		By:
/s/ Mia Lee		/s/ Mia Lee
Name:	Mia Lee	Name:	Mia Lee
Title:	Vice President	Title:	Vice President

MainStay VP Floating Rate Portfolio,		Flatiron CLO 2011-1 Ltd.
a series of MainStay VP Funds Trust		By: New York Life Investment Management
By: New York Life Investment Management LLC,		as Collateral Manager and Attorney-In-Fact
its Investment Manager

By:		By:
/s/ Mia Lee		/s/ Mia Lee
Name:	Mia Lee	Name:	Mia Lee
Title:	Vice President	Title:	Vice President

Wind River Reinsurance Company, Ltd.
By: New York Life Investment Management LLC, its Investment Manager

By:
/s/ Mia Lee
Name:	Mia Lee
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	OHA Park Avenue CLO I, Ltd.

By: Oak Hill Advisors, L.P., as Investment Manager

by
/s/ Glenn R. August
			Name:	Glenn R. August
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Oak Hill Credit Partners V, Limited

By: Oak Hill Advisors, L.P., as Portfolio Manager

by
/s/ Glenn R. August
			Name:	Glenn R. August
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Oak Hill Credit Partners IV, Limited

By: Oak Hill CLO Management IV, LLC, as Investment Manager

by
/s/ Glenn R. August
		Name:	Glenn R. August
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	ACE Tempest Reinsurance Ltd.

By: Oaktree Capital Management, L.P. Its: Investment Manager

by
/s/ David Yee
			Name:	David Yee
			Title:	Managing Director

For any Lender requiring a second signature line:

by
/s/ Desmund Shirazi
			Name:	Desmund Shirazi
			Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	The Public School Retirement System of Missouri

By: Oaktree Capital Management, L.P. Its: Investment Manager

by
/s/ David Yee
		Name:	David Yee
		Title:	Managing Director

For any Lender requiring a second signature line:

by
/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	The Public Education Employees Retirement System of Missouri

By: Oaktree Capital Management, L.P. Its: Investment Manager

by
/s/ David Yee
		Name:	David Yee
		Title:	Managing Director

For any Lender requiring a second signature line:

by
/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Oaktree Loan Fund, L.P.

By: Oaktree Loan Fund GP, L.P. Its: General Partner
By: Oaktree Fund GP IIA, LLC Its: General Partner
By: Oaktree Fund GP II, L.P. Its: Managing Member

by
/s/ David Yee
			Name:	David Yee
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
/s/ Desmund Shirazi
			Name:	Desmund Shirazi
			Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Oaktree Senior Loan Fund, L.P.

By: Oaktree Senior Loan Fund GP, L.P. Its: General Partner
By: Oaktree Fund GP IIA, LLC Its: General Partner
By: Oaktree Fund GP II, L.P. Its: Managing Member

by
/s/ David Yee
			Name:	David Yee
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
/s/ Desmund Shirazi
			Name:	Desmund Shirazi
			Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	TRALEE CDO I LTD

		by	/s/ Joseph Matteo
			Name:	Joseph Matteo
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	PIMCO Funds: PIMCO Total Return Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	PIMCO Funds: PIMCO Diversified Income Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	PIMCO Income Fund (Multi Sector)
By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	PIMCO Cayman Bank Loan Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	PIMCO Funds: Private Account Portfolio Series
Senior Floating Rate Portfolio
By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	PIMCO Funds: PIMCO Senior Floating Rate Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	PIMCO Funds: PIMCO Credit Absolute Return Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Portola CLO, Ltd.
By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Fairway Loan Funding Company
By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Mayport CLO Ltd. (#6895)
By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Virginia Retirement System
By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	PIMCO Funds Global Investors Series plc:
Diversified Income Duration Hedged Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Galaxy XI CLO, Ltd.

By: PineBridge Investments LLC As Collateral Manager

	by	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Fire and Police Pension Fund, San Antonio

By: PineBridge Investments LLC Its Investment Manager

	by	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Arch Investment Holdings III Ltd.

By: PineBridge Investments LLC As Collateral Manager

	by	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	VALIDUS REINSURANCE LTD

By: PineBridge Investments LLC Its Investment Manager

	by	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	PineBridge Bank Loan Fund Ltd.

By: PineBridge Investments LLC Its Investment Manager

	by	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Saturn CLO, Ltd.

By: PineBridge Investments LLC Its Collateral Manager

	by	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Galaxy X CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

	by	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Galaxy VIII CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

	by	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Galaxy VII CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

	by	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Galaxy VI CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

	by	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	JNL/PPM America Floating Rate Income Fund,
a series of the JNL Series Trust
By: PPM America, Inc., as sub-adviser

	by	/s/ Chris Kappas
		Name:	Chris Kappas
		Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	PPM GRAYHAWK, CLO LTD

	by	/s/ Chris Kappas
		Name:	Chris Kappas
		Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Cole Brook CBNA Loan Funding LLC

	by	/s/ Malia Baynes
		Name:	Malia Baynes
		Title:	ATTORNEY-IN-FACT

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	BEACON HILL FUNDING

	by	/s/ Richard Taylor
		Name:	Richard Taylor
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

	by	N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Raymond James Bank, N.A.

		by	/s/ Steven Paley
			Name:	Steven Paley
			Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Race Point IV CLO, Ltd.

By: Sankaty Advisors, LLC as Collateral Manager

		by	/s/ Andrew S. Viens
			Name:	Andrew S. Viens
			Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Race Point III CLO

By: Sankaty Advisors, LLC as Collateral Manager

		by	/s/ Andrew S. Viens
			Name:	Andrew S. Viens
			Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Nash Point CLO

By: Sankaty Advisors, LLC as Collateral Manager

		by	/s/ Andrew S. Viens
			Name:	Andrew S. Viens
			Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Chatham Light II CLO, Limited

By: Sankaty Advisors, LLC as Collateral Manager

		by	/s/ Andrew S. Viens
			Name:	Andrew S. Viens
			Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Baker Street CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Ridgeworth Funds – Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadviser

Rochdale Fixed Income Opportunities Portfolio
By: Seix Investment Advisors LLC, as Subadviser

as Lenders

		By:	/s/ George Goudelias
			Name:	George Goudelias
			Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	San Joaquin County Employees’ Retirement Association

	by	/s/ Adam J. Shapiro
		Name:	Adam J. Shapiro
		Title:	General Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Libra Global Limited

	by	/s/ Adam J. Shapiro
		Name:	Adam J. Shapiro
		Title:	General Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	JHF II-Multi Sector Bond Fund

		by	/s/ Adam J. Shapiro
			Name:	Adam J. Shapiro
			Title:	General Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Stone Harbor Global Funds PLC – Stone Harbor Leveraged Loan Portfolio

	by	/s/ Adam J. Shapiro
		Name:	Adam J. Shapiro
		Title:	General Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Cornerstone CLO Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager

		by	/s/ Michael W. DelPercio
			Name:	Michael W. DelPercio
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Rampart CLO 2007 Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager

by
/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Rampart CLO 2006-1 Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager

by
/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Stone Tower CLO III Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager

by
/s/ Michael W. DelPercio
			Name:	Michael W. DelPercio
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Stone Tower CLO IV Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager

by
/s/ Michael W. DelPercio
			Name:	Michael W. DelPercio
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Stone Tower CLO V Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager

by
/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Stone Tower CLO VI Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager

by
/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Stone Tower CLO VII Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager

by
/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Stone Tower Credit Funding I Ltd.
By Stone Tower Fund Management LLC
As Its Collateral Manager

by
/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Falcon Senior Loan Fund
By Stone Tower Fund Management LLC
As Its Investment Manager

by
/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Stone Tower Loan Trust 2010
By Stone Tower Fund Management LLC
As Its Investment Manager

by
/s/ Michael W. DelPercio
		Name:	Michael W. DelPercio
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	TETON FUNDING, LLC
By: SunTrust Bank, its Manager

by
/s/ Douglas Weltz
		Name:	Douglas Weltz
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	SunTrust Bank

by
/s/ Katherine Bass
		Name:	Katherine Bass
		Title:	Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

This consent is made by the following Lender, acting through the undersigned investment advisor:

Name of Institution:	T. Rowe Price Institutional Floating Rate Fund

By:
/s/ Brian Rubin
		Name:	Brian Rubin
		Title:	Vice President

For any Lender requiring a second signature line:

by
NA
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

This consent is made by the following Lender, acting through the undersigned investment advisor:

Name of Institution:	T. Rowe Price Floating Rate Fund, Inc.

By:
/s/ Brian Rubin
		Name:	Brian Rubin
		Title:	Vice President

For any Lender requiring a second signature line:

by
NA
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

This consent is made by the following Lender, acting through the undersigned investment advisor:

Name of Institution:	ACE American Insurance Company

By: T. Rowe Price Associates, Inc. as investment advisor

/s/ Brian Rubin
		Name:	Brian Rubin
		Title:	Vice President

For any Lender requiring a second signature line:

by
NA
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Founders Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC

/s/ Michael J. Starshak Jr.
		Name:	Michael J. Starshak Jr.
		Title:	Officer

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Grant Grove CLO, Ltd.

		By:	Tall Tree Investment Management, LLC

/s/ Michael J. Starshak Jr.
			Name:	Michael J. Starshak Jr.
			Title:	Officer

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Muir Grove CLO, Ltd.

		By:	Tall Tree Investment Management, LLC

/s/ Michael J. Starshak Jr.
			Name:	Michael J. Starshak Jr.
			Title:	Officer

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Trimaran CLO IV Ltd
By Trimaran Advisors, L.L.C.

by
/s/ Dominick J. Mazzitelli
			Name:	Dominick J. Mazzitelli
			Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Trimaran CLO V Ltd
By Trimaran Advisors, L.L.C.

by
/s/ Dominick J. Mazzitelli
		Name:	Dominick J. Mazzitelli
		Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Trimaran CLO VI Ltd
By Trimaran Advisors, L.L.C.

by
/s/ Dominick J. Mazzitelli
		Name:	Dominick J. Mazzitelli
		Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Trimaran CLO VII Ltd
By Trimaran Advisors, L.L.C.

by
/s/ Dominick J. Mazzitelli
		Name:	Dominick J. Mazzitelli
		Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	LeverageSource III S.a.r.l.

by
/s/ Jose Mayorga
		Name:	Jose Mayorga
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Each of the persons listed on Annex A, Severally but not jointly, as a Lender

By:	Wellington Management Company,
LLP, as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

ANNEX A

Global Indemnity (Cayman) Limited

Stellar Performer Global Series W – Global Credit

SunAmerica Senior Floating Rate Fund, Inc.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust – Opportunistic Fixed Income Allocation Portfolio

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Wells Fargo Bank, National Association

by
/s/ Jill Hamilton
		Name:	Jill Hamilton
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	OCEAN TRAILS CLO I

		By:	West Gate Horizons Advisors LLC,
as Collateral Manager

By:
/s/ Cheryl A. Wasilewski
			Name:	Cheryl A. Wasilewski
			Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	OCEAN TRAILS CLO II

		By:	West Gate Horizons Advisors LLC,
as Investment Manager

By:
/s/ Cheryl A. Wasilewski
			Name:	Cheryl A. Wasilewski
			Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	WG HORIZONS CLO I

	By:	West Gate Horizons Advisors LLC,
as Manager

By:
/s/ Cheryl A. Wasilewski
		Name:	Cheryl A. Wasilewski
		Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011
Name of Institution:	VRS Bank Loan

By: Western Asset Management Company acting as Investment Manager and Agent on behalf of VRS Bank Loan by
/s/ Rachel J. de los Santos
			Name:	Rachel J. de los Santos
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	John Hancock Fund II Floating Rate Income Fund

By: Western Asset Management Company acting as Investment Manager and Agent on behalf of John Hancock Fund II Floating Rate Income Fund by
/s/ Rachel J. de los Santos
		Name:	Rachel J. de los Santos
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011
Name of Institution:	Mt. Wilson CLO, Ltd.

By: Western Asset Management Company acting as Investment Manager and Agent on behalf of Mt. Wilson CLO, Ltd.

by
/s/ Rachel J. de los Santos
			Name:	Rachel J. de los Santos
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	Mt. Wilson CLO II, Ltd.

By: Western Asset Management Company acting as Investment Manager and Agent on behalf of Mt. Wilson CLO II, Ltd.

by
/s/ Rachel J. de los Santos
			Name:	Rachel J. de los Santos
			Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
N/A
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	WhiteHorse III, Ltd
By: WhiteHorse Capital Partners, L.P.
As Collateral Manager
By: WhiteRock Asset Advisor, LLC, its GP

By
/s/ Jay Carvell
			Name:	Jay Carvell
			Title:	Manager

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2011

Name of Institution:	WhiteHorse IV, Ltd
By: WhiteHorse Capital Partners, L.P.
As Collateral Manager
By: WhiteRock Asset Advisor, LLC, its GP

By
/s/ Jay Carvell
			Name:	Jay Carvell
			Title:	Manager

For any Lender requiring a second signature line:

by

Name:
Title:

SCHEDULE 1(a)

Term Loan Commitment

Tranche B-2 Term Lender	Tranche B-2 Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$500,000,000

TOTAL	$500,000,000

SCHEDULE 1(b)

Surviving Debt

LC No.	Amount	Expiration Date	Beneficiary	Currency
CPCS-954308	$14,098.04	9/19/2012	State Bank of India	GBP
CPCS-954309	$120,420.66	9/19/2012	State Bank of India	GBP
CPCS-954310	$55,909.27	9/19/2012	State Bank of India	GBP
CPCS-954311	$172,859.78	9/19/2012	State Bank of India	GBP
CPCS-954312	$86,287.37	9/19/2012	State Bank of India	GBP
CPCS-954314	$72,474.48	9/19/2012	State Bank of India	GBP
CPCS-954315	$5,863.88	9/19/2012	State Bank of India	GBP
CPCS-954317	$16,136.82	9/19/2012	State Bank of India	GBP
CPCS-962213	$90,000.00	9/27/2012	Western Surety
CPCS-954313	$95,000.00	7/25/2012	Aetna Ins.
CPCS-339317	$500,000.00	1/19/2013	National Westminster Bank PLC

LC No.	Amount	Expiration Date	Beneficiary	Currency
NZS-680057	$10,243.66	12/3/2013	State Bank of India	GBP
NZS-639244	$54,775.20	6/13/2012	State Bank of India	GBP
NZS-640731	$76,443.00	10/26/2012	State Bank of India	GBP
NZS-646976	$109,731.34	9/26/2012	State Bank of India	GBP
NZS-650109	$35,491.19	1/31/2012	State Bank of India	GBP
NZS-654418	$8,949.43	2/29/2012	State Bank of India	GBP
NZS-660753	$46,006.78	7/5/2012	State Bank of India	GBP
NZS-679134	$3,722.39	10/31/2013	State Bank of India	GBP
NZS-607658	$500,000.00	10/1/2012	National Westminster Bank PLC	USD

SCHEDULE 2

Tranche B-2 Term Loan Amortization

For purposes of Section 2.08(b) of the Credit Agreement, the Tranche B-2 Term Loans shall amortize according to the following schedule (based upon the aggregate principal amount of the Tranche B-2 Term Loans outstanding on the Tranche B-2 Effective Date, and subject to adjustment as provided in Section 2.08(b) of the Credit Agreement):

DATE	SCHEDULED TRANCHE B-2 TERM LOAN REPAYMENTS
March 31, 2012	0.25%
June 30, 2012	0.25%
September 30, 2012	0.25%
December 31, 2012	0.25%
March 31, 2013	0.25%
June 30, 2013	0.25%
September 30, 2013	0.25%
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
February 14, 2017	Remainder

SCHEDULE 7

Post-Effectiveness Collateral Obligations

Certain Post-Effectiveness Collateral Obligations

1. Within five (5) days after the Tranche B-2 Effective Date (or such later date that the Agent in its reasonable discretion may permit), the Agent shall have received stock certificates and accompanying instruments of transfer endorsed in blank for each of the following entities:

(a) Bridport Erie Aviation, Inc. (Series A Common);

(b) Bridport Erie Aviation, Inc. (Series B Common);

(c) AP Global Holdings, Inc.;

(d) AP Global Acquisition Corp.;

(e) AmSafe - C Safe, Inc.; and

(f) Bridport-Air Carrier, Inc.

2. Within forty-five (45) days after the Tranche B-2 Effective Date (or such later date that the Agent in its reasonable discretion may permit), the Agent shall have received stock certificates and accompanying instruments of transfer endorsed in blank for each of the following entities (in each case, to the extent such entity ownership is evidenced by a certificate):

(a) AmSafe Aviation (Chongqing) Limited;

(b) AmSafe Bridport (Private) Limited;

(c) AmSafe Bridport (Kunshan) Co., Ltd.;

(d) AmSafe Commercial Products (Kunshan) Co. Ltd.;

(e) Bridport Limited; and

(f) Kunshan AmSafe Commercial Products Co., Ltd.

3. Within forty-five (45) days after the Tranche B-2 Effective Date (or such later date that the Agent in its reasonable discretion may permit), each Loan Party shall enter into a deposit account control agreement in form and substance reasonably satisfactory to the Agent for the benefit of the Secured Parties with respect to any open deposit accounts, subject to Section 4.04(b) of the Guarantee and Collateral Agreement.

4. Within ninety (90) days after the Tranche B-2 Effective Date (or such later date that the Agent in its reasonable discretion may permit), the Agent shall have received, all in form and substance reasonably satisfactory to the Agent, (i) amendments or restatements of each Mortgage (the “Mortgage Amendments”), (ii) a favorable opinion of local counsel of the Borrower that, among other matters, affirms that the Mortgage Amendments are effective and enforceable and

(iii) title policies or date down endorsements to existing title policies with respect to each Mortgaged Property for which a Mortgage Amendment is provided, together with such other documents, instruments, affidavits and agreements as Agent shall reasonably require to further secure or perfect the lien and security interest of the agent in the Mortgaged Property.

5. Within ten (10) days after the Tranche B-2 Effective Date (or such later date that the Agent in its reasonable discretion may permit), the Agent shall have received evidence of the insurance policies of the Company and its Subsidiaries, and the Loan Parties shall cause the Agent to be listed as a loss payee on property and casualty policies of the Company and its Subsidiaries covering loss or damage to Collateral and as an additional insured liability policies of the Company and its subsidiaries, in each case in accordance with Section 5.10.

6. Within forty-five (45) days after the Tranche B-2 Effective Date (or such later date that the Agent in its reasonable discretion may permit), the Agent shall have received evidence that the Company and its Subsidiaries have made all necessary filings with the United States Patent and Trademark Office to ensure the each Grantor’s Patents, Patent Licenses, Trademarks

EXHIBIT A

SOLVENCY CERTIFICATE

TRANSDIGM GROUP INCORPORATED

THIS SOLVENCY CERTIFICATE (this “Certificate”) is delivered in connection with, and pursuant to Section 6(f) of, Amendment No. 1 and Incremental Term Loan Assumption Agreement dated as of February 15, 2012 (the “Tranche B-2 Term Loan Assumption Agreement”), relating to the Credit Agreement dated as of February 14, 2011 (the “Credit Agreement”), among TransDigm Inc., a Delaware corporation (the “Borrower”), TransDigm Group Incorporated, a Delaware corporation (“Holdings”), the subsidiaries of the Borrower from time to time party thereto, the Lenders from time to time party thereto, and Credit Suisse AG, as Administrative Agent and Collateral Agent. Capitalized terms used herein and not defined shall have the meanings attributed to them in the Tranche B-2 Term Loan Assumption Agreement or the Credit Agreement, as applicable.

The undersigned Financial Officer of Holdings hereby certifies on behalf of Holdings, the Borrower and its Subsidiaries, in his corporate capacity as Chief Financial Officer and not his individual capacity, to the solvency of Holdings, the Borrower and its Subsidiaries on consolidated basis after giving effect to the consummation of the Merger and other Tranche B-2 Transactions contemplated to occur on the Tranche B-2 Effective Date and further certifies as follows.

1.	The undersigned, Gregory Rufus, is the duly qualified and acting Chief Financial Officer of Holdings and in such capacity is the senior financial officer of Holdings and has the responsibility for the management of Holdings’ financial affairs. The undersigned is familiar with Holdings’ and its Subsidiaries’ financial and accounting matters and the terms and conditions of the financings proposed to be arranged pursuant to the Tranche B-2 Term Loan Assumption Agreement and the Merger and the other Tranche B-2 Transactions proposed to be consummated on the Tranche B-2 Effective Date.

2.	The undersigned has carefully reviewed the contents of this Certificate and all other information and documentation that the undersigned has determined is reasonably necessary to make the statements contained in this Certificate. The statements made herein are made in good faith and are based upon the personal knowledge of the undersigned, or upon reports and other information given to the undersigned by supervisory personnel of Holdings and its Subsidiaries having responsibility for the reports and the information given, and who, in the opinion of the undersigned, are reliable and entitled to be relied upon.

Based on the foregoing, the undersigned hereby certifies that immediately after giving effect to the consummation of the Merger and other Tranche B-2 Transactions contemplated to occur on the Tranche B-2 Effective Date:

1.	The fair value of the assets of Holdings, the Borrower and each Guarantor (the “Loan Parties”) on a consolidated basis, at fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Loan Parties on a consolidated basis.

2.	The present fair saleable value of the property of the Loan Parties on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Loan Parties on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured.

3.	The Loan Parties on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured.

4.	The Loan Parties on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the date hereof.

For purposes of this Certificate, the amount of any contingent liability has been computed as the amount that, in light of all of the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability. The undersigned understands that the Tranche B-2 Term Lenders and the Agent are relying upon the foregoing statements in this Certificate in connection with the consummation of the Merger and the other Tranche B-2 Transactions.

Executed as of February 15, 2012.

/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Chief Financial Officer